                              DISCLOSURE SCHEDULE
                                       OF
                             BLC & ASSOCIATES, INC.

                               (August __, 1995)


         This is the Disclosure Schedule referenced in that certain Agreement and Plan of Reorganization, dated August __, 1995 (the "Merger Agreement'), among BLC & Associates, Inc. d/b/a G.P.S. Standard U.S.A. ("GPS"), Ultrak, Inc., GPS Acquisition Corp., Mathiew Bais ("Bais"), and Commodore Investments Ltd. ("CIL") ("Bais and CIL are sometimes collectively referred to as the "Signing Shareholders").

Section 3.05

         [to come from GPS]

Section 3.06

         [Attach 12-31-94, 5-31-95, and 6-30-95 Financial Statements]

Section 3.14

         [to come from GPS]

Section 3.18

         [to come from GPS]

         The foregoing Disclosure Schedule is true, correct, and complete.

         Dated:  August __, 1995

                                        BLC & ASSOCIATES, INC.


                                        By:
                                           -----------------------------------
                                           Mathiew Bais, President



                                        --------------------------------------
                                        Mathiew Bais

                                        COMMODORE INVESTMENTS LTD.


                                        By:
                                           -----------------------------------
                                        Printed Name:
                                                     -------------------------
                                        Its:
                                            ----------------------------------

                                                                  EXHIBIT 9.01-A



                           CERTIFICATE OF COMPLIANCE

         The undersigned, BLC & Associates, Inc., a California corporation ("GPS"), hereby certifies to Ultrak, Inc., a Colorado corporation ("Ultrak"), and GPS Acquisition Corp., a Texas corporation ("Newco"), that:

         1. The representations and warranties of GPS in the Agreement and Plan of Reorganization (the "Merger Agreement"), dated August __, 1995 (the "Signing Date"), by and among GPS, Ultrak, Newco, and certain shareholders of GPS were true and correct in all material respects on and as of the Signing Date and are true and correct in all material respects as of the date hereof.

         2. GPS has complied, in all material respects, with all of the covenants and agreements required by the Merger Agreement to be performed and complied with by GPS.

         DATED:  August __, 1995

                                        BLC & ASSOCIATES, INC.


                                        By:
                                           ------------------------------------
                                           Mathiew Bais, President

                                                                  EXHIBIT 9.01-B

                              Signing Shareholders

                           CERTIFICATE OF COMPLIANCE


         Each of the undersigned, Mathiew Bais ("Bais") and Commodore Investments Ltd. ("CIL") (Bais and CIL are collectively referred to herein as the "Signing Shareholders" and individually referred to as a "Signing Shareholder"), hereby certifies to Ultrak, Inc., a Colorado corporation ("Ultrak"), and GPS Acquisition Corp., a Texas corporation ("Newco"), that:

         1. The representations and warranties of such Signing Shareholder (as set forth in Article III for Bais and Article IV for CIL) in the Agreement and Plan of Reorganization (the "Merger Agreement"), dated August __, 1995 (the "Signing Date"), by and among BLC & Associates, Inc., a California corporation, the Signing Shareholders, Ultrak, and Newco were true and correct as to such Signing Shareholder in all material respects on and as of the Signing Date and are true and correct in all material respects as of the date hereof.

         2. Each of the undersigned has complied, in all material respects, with all of the undersigned's covenants and agreements required by the Merger Agreement to be performed and complied with by the undersigned.

         DATED:  August __, 1995



                                        --------------------------------------
                                        Mathiew Bais


                                        COMMODORE INVESTMENTS LTD.



                                        By:
                                           -----------------------------------
                                        Printed Name:
                                                     -------------------------
                                        Its:
                                            ----------------------------------

                                                                  EXHIBIT 9.06-A


                                  CERTIFICATE

         Each of the undersigned certifies to Ultrak, Inc., a Colorado corporation, that the Joint Venture Agreement "Polyvideo" (the "JV Agreement") among Fully Integrated Security Technologies, Inc. ("FIST"), Profabel, Sicurit Alarmitalia, and Video Engineering was fully executed by all parties thereto, has not been amended or modified in any respect, and is in full force and effect. Neither of the undersigned is aware of any pending or threatened breach or violation by any party of any provision of the JV Agreement or of the occurrence of any event that, with the giving of notice, the passage of time, or both, would breach or violate any provision of the JV Agreement.

         Executed as of August ___, 1995.



                                        -----------------------------------
                                        Mathiew Bais

                                                                  EXHIBIT 9.06-B

                             CONSENT AND AGREEMENT

         Each of the undersigned hereby consents to the transfer of ownership of Fully Integrated Security Technologies, Inc., a California corporation ("FIST"), from Mathiew Bais and Commodore Investments Ltd. to Ultrak, Inc.


         Executed as of August ___, 1995.

                                        PROFABEL


                                        By
                                          ------------------------------------
                                         Its:
                                             -----------------------


                                        SICURIT ALARMITALIA


                                        By
                                          ------------------------------------
                                         Its:
                                             -----------------------


                                        VIDEO ENGINEERING


                                        By
                                          ------------------------------------
                                         Its:
                                             -----------------------

                                                                   EXHIBIT 10.01


                           CERTIFICATE OF COMPLIANCE

         The undersigned, Ultrak, Inc., a Colorado corporation ("Ultrak"), and GPS Acquisition Corp., a Texas corporation ("Newco"), hereby certify to BLC & Associates, Inc., a California corporation ("GPS"), that:

         1. The representations and warranties of Ultrak and Newco in the Agreement and Plan of Reorganization (the "Merger Agreement"), dated August __, 1995 (the "Signing Date"), by and among GPS, Ultrak, Newco, and certain shareholders of GPS were true and correct in all material respects on and as of the Signing Date and are true and correct in all material respects as of the date hereof.

         2. Ultrak and Newco have complied, in all material respects, with all of the covenants and agreements required by the Merger Agreement to be performed and complied with by Ultrak and Newco.

         DATED:  August __, 1995

                                        ULTRAK, INC.


                                        By:
                                            ----------------------------------
                                            Tim D. Torno, Vice President


                                        GPS ACQUISITION CORP.


                                        By:
                                            ----------------------------------
                                            Tim D. Torno, Vice President